Exhibit 24

DIRECTORS’ POWER OF ATTORNEY

(Acquisition Shelf Registration Statement on Form S-4)

Each of the undersigned directors of Associated Banc-Corp (the “Company”) hereby designates and appoints Randall J. Erickson and Dwayne W. Daubner, and each of them, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for the purpose of:  (i) executing in the name of and on behalf of the undersigned the Company’s registration statement on Form S-4, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in the name of and on behalf of the undersigned in the undersigned’s capacity as a director to enable the Company to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming the undersigned’s signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

IN WITNESS WHEREOF, the undersigned have each executed this Directors’ Power of Attorney, on one or more counterparts, as of the 18th day of March, 2014.

/s/ John F. Bergstrom	/s/ Eileen A. Kamerick
John F. Bergstrom	Eileen A. Kamerick

/s/ Ruth M. Crowley	/s/ Richard T. Lommen
Ruth M. Crowley	Richard T. Lommen

/s/ Philip B. Flynn	/s/ Cory L. Nettles
Philip B. Flynn	Cory L. Nettles

/s/ Ronald R. Harder	/s/ J. Douglas Quick
Ronald R. Harder	J. Douglas Quick

/s/ William R. Hutchinson	/s/ Karen T. van Lith
William R. Hutchinson	Karen T. van Lith

/s/ Robert A. Jeffe	/s/ Jay Williams
Robert A. Jeffe	John (Jay) B. Williams